Exhibit 99.1
MUFG Americas Holdings Corporation
A member of MUFG, a global financial group

FOR IMMEDIATE RELEASE (October 24, 2016)

Contact:	Alan Gulick	Doug Lambert
	Corporate Communications	Investor Relations
	(425) 423-7317	(212) 782-6872

MUFG AMERICAS HOLDINGS CORPORATION REPORTS THIRD QUARTER NET INCOME OF $260 MILLION

NEW YORK - MUFG Americas Holdings Corporation (the Company), parent company of San Francisco-based MUFG Union Bank, N.A. (the Bank), today reported net income for the quarter of $260 million, compared with $334 million for the prior quarter and $188 million for the year-ago quarter.

Third Quarter Results:

◦	Net income for the third quarter was $260 million, down $74 million from the second quarter of 2016.

◦
The provision for credit losses was $73 million compared with a reversal of provision for credit losses of $39 million in the second quarter of 2016. The current quarter provision was due in part to credit losses within the oil and gas loan portfolio.

◦	Average loans held for investment during the third quarter of 2016 were $80.5 billion, down $1.1 billion from the second quarter of 2016.

◦	Average deposits during the third quarter of 2016 were $84.2 billion, up $0.6 billion from the second quarter of 2016.

Formation of the U.S. Intermediate Holding Company

The financial information included for all periods presented reflects the designation of MUFG Americas Holdings Corporation (MUAH) as the U.S. Intermediate Holding Company (IHC) of its ultimate parent, Mitsubishi UFJ Financial Group, Inc. (MUFG) on July 1, 2016, in accordance with the requirements of the U.S. Federal Reserve Board’s final rules for Enhanced Prudential Standards.  The IHC formation resulted in the transfer of interests in substantially all of MUFG’s U.S. subsidiaries to MUAH.  The subsidiaries include MUFG Securities Americas Inc. (MUSA) (formerly Mitsubishi UFJ Securities (USA), Inc.), a registered broker-dealer, and various other non-

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bank subsidiaries.  The assets received and liabilities assumed were transferred at book value, and all prior periods have been revised to include the results of the transferred IHC entities.

The following table presents financial highlights for the periods ended September 30, 2016, June 30, 2016 and September 30, 2015:

				Percent Change to
	As of and for the Three Months Ended			September 30, 2016 from
(Dollars in millions)	September 30, 2016	June 30, 2016	September 30, 2015	June 30, 2016	September 30, 2015
Results of operations:
Net interest income	$773	$754	$723	3%	7%
Noninterest income	570	565	450	1	27
Total revenue	1,343	1,319	1,173	2	14
Noninterest expense	952	906	926	5	3
Pre-tax, pre-provision income (1)	391	413	247	(5)	58
(Reversal of) provision for credit losses	73	(39)	18	287	306
Income before income taxes and including
noncontrolling interests	318	452	229	(30)	39
Income tax expense	97	129	62	(25)	56
Net income including noncontrolling interests	221	323	167	(32)	32
Deduct: Net loss from noncontrolling interests	39	11	21	255	86
Net income attributable to
MUFG Americas Holdings Corporation (MUAH)	$260	$334	$188	(22)	38

Balance sheet (end of period):
Total assets	$151,099	$147,972	$151,666	2	—
Total securities	24,116	23,188	24,712	4	(2)
Securities borrowed or purchased under resale agreements	21,906	20,363	30,530	8	(28)
Total loans held for investment	79,249	81,045	78,358	(2)	1
Core deposits (2)	77,392	75,296	74,785	3	3
Total deposits	84,643	82,652	82,656	2	2
Securities loaned or sold under repurchase agreements	25,582	23,197	28,366	10	(10)
Long-term debt	11,427	11,737	12,661	(3)	(10)
MUAH stockholders' equity	17,353	17,133	16,499	1	5

Balance sheet (period average):
Total assets	$149,056	$149,447	$150,516	—	(1)
Total securities	23,503	23,341	24,157	1	(3)
Securities borrowed or purchased under resale agreements	20,668	24,030	30,750	(14)	(33)
Total loans held for investment	80,469	81,542	77,840	(1)	3
Earning assets	136,051	137,198	138,504	(1)	(2)
Total deposits	84,194	83,621	82,482	1	2
Securities loaned or sold under repurchase agreements	23,872	25,338	29,120	(6)	(18)
MUAH stockholders' equity	17,311	16,980	16,139	2	7
Net interest margin (3) (7)	2.29%	2.23%	2.10%
Net interest margin excluding MUSA (8)	2.72%	2.73%	2.72%

____________________________________
Refer to Exhibit 19 for footnote explanations.

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Summary of Third Quarter Results

Third Quarter Total Revenue

For the third quarter of 2016, total revenue (net interest income plus noninterest income) was $1.3 billion, up $24 million from the second quarter of 2016. Net interest income for the third quarter of 2016 was $773 million, up $19 million compared with the second quarter of 2016 due to an increase in the net interest margin. The net interest margin increased 6 basis points to 2.29%, reflecting higher yields on both securities and securities borrowed or purchased under resale agreements. Excluding MUSA for all periods, the net interest margin was 2.72% in the third quarter of 2016, essentially flat compared with the second quarter of 2016.
For the third quarter of 2016, noninterest income was $570 million, up $5 million compared with the second quarter of 2016, largely due to increases in investment banking and syndication fees which were partially offset by a decrease in fees from affiliates.
Compared with the third quarter of 2015, total revenue increased $170 million, substantially due to increases in interest income from trading assets, investment banking and syndication fees, fees from affiliates and trading account activities, partially offset by an increase in interest expense from securities loaned or sold under repurchase agreements.

Third Quarter Noninterest Expense

Noninterest expense for the third quarter of 2016 was $952 million, up $46 million compared with the second quarter of 2016 and up $26 million from the third quarter of 2015. The increase from the second quarter of 2016 was due primarily to increases in salaries and employee benefits and a low income housing impairment charge (included in Other, net) attributable to noncontrolling interests. The Company's share of the impairment charge was not significant.
Compared with the third quarter of 2015, the increase in noninterest expense was largely due to increases in regulatory assessments related to an increase in FDIC insurance expense, software expenses and the low income housing impairment charge attributable to noncontrolling interests.
The effective tax rate for the third quarter of 2016 was 31%, compared with an effective tax rate of 29% for the second quarter of 2016.

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Business Integration Initiative - Third Quarter Summary Impact(16)

For the quarters ended September 30, 2016, June 30, 2016 and September 30, 2015, the Company recorded the following fee income and costs related to support services:

	For the Three Months Ended
(Dollars in millions)	September 30, 2016	June 30, 2016	September 30, 2015

Fees from affiliates - support services (16)	$150	$147	$138

Staff costs associated with fees from
affiliates - support services (16)	$139	$137	$128

__________________________
Refer to Exhibit 19 for footnote explanations.

The Company also recognized fees from affiliates through revenue sharing agreements with BTMU for various business and banking services.

Balance Sheet

At September 30, 2016, total assets were $151.1 billion, up $3.1 billion from the prior quarter. Increases in cash and cash equivalents, securities borrowed or purchased under resale agreements and trading account assets were partially offset by a decrease in loans held for investment. Total deposits increased $2.0 billion to $84.6 billion compared with the prior quarter-end, due to an increase in deposits within the Transaction Banking segment. Core deposits were up $2.1 billion, compared with the prior quarter-end.

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Credit Quality

The following table presents credit quality data for the quarters ended September 30, 2016, June 30, 2016 and September 30, 2015:

	As of and for the Three Months Ended
(Dollars in millions)	September 30, 2016	June 30, 2016	September 30, 2015

Total (reversal of) provision for credit losses	$73	$(39)	$18
Net loans charged-off	124	97	11
Nonaccrual loans	719	632	419
Criticized loans held for investment (14)	2,355	2,862	1,661

Credit Ratios:
Allowance for loan losses to:
Total loans held for investment	0.87%	0.92%	0.70%
Nonaccrual loans	96.08	118.30	130.93
Allowance for credit losses to (15):
Total loans held for investment	1.09	1.13	0.88
Nonaccrual loans	119.97	144.55	164.59
Nonaccrual loans to total loans held for investment	0.91	0.78	0.54

____________________________________
Refer to Exhibit 19 for footnote explanations.

In the third quarter of 2016, the provision for credit losses was $73 million, compared with the reversal of provision of $39 million for the second quarter of 2016 and a provision of $18 million for the third quarter of 2015. The provision for credit losses reflects the impact of losses recorded in the commercial loan portfolio, including the oil and gas loan portfolio. Petroleum exploration and production ("PEP") loan commitments accounted for approximately 69% of our total oil and gas loan commitments at September 30, 2016, and 69% of PEP loan commitments were collateralized by oil and gas reserves.

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Criticized loans outstanding within the PEP portfolio declined $502 million during the third quarter of 2016 largely due to transfers to held for sale and charge-offs. The Company recorded net charge-offs of $124 million, substantially related to PEP loans. $45 million of the charge-offs resulted from the transfer of certain PEP loans to held for sale. The following table provides further information about our petroleum exploration and production loan portfolio:

	As of
(Dollars in millions)	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Petroleum Exploration and Production:
Loan commitments	$3,565	$4,529	$5,519	$5,768
Loans outstanding	1,802	2,434	3,080	2,943
Criticized commitments	1,791	2,541	2,701	2,156
Criticized outstanding	1,075	1,577	1,705	1,226
Allowance for credit losses	252	320	415	319
Allowance for loan losses	225	287	386	291

Capital

The following table presents capital ratio data as of September 30, 2016 and June 30, 2016:

	September 30, 2016	June 30, 2016
Capital ratios:

Regulatory (9):	U.S. Basel III
Common Equity Tier 1 risk-based capital ratio (10) (11)	14.18%	13.58%
Tier 1 risk-based capital ratio (10) (11)	14.18	13.58
Total risk-based capital ratio (10) (11)	15.89	15.44
Tier 1 leverage ratio (10) (11)	9.83	11.59

Other:
Tangible common equity ratio (12)	9.45%	9.53%
Common Equity Tier 1 risk-based capital ratio (U.S. Basel III standardized approach; fully phased-in) (9) (10) (13)	14.14	13.56

____________________________________
Refer to Exhibit 19 for footnote explanations.

The Company’s stockholders' equity was $17.4 billion at September 30, 2016, compared with $17.1 billion at June 30, 2016.

The Company's preliminary Common Equity Tier 1, Tier 1 and Total risk-based capital ratios, calculated in accordance with U.S. Basel III regulatory capital rules, were 14.18%, 14.18% and 15.89%, respectively, at September 30, 2016. The tangible common equity ratio was 9.45% at September 30, 2016.

The Company’s estimated Common Equity Tier 1 risk-based capital ratio under U.S. Basel III regulatory capital rules (standardized approach, fully phased-in) was 14.14% at September 30, 2016.

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Non-GAAP Financial Measures

This press release includes a financial measure (net interest margin excluding MUSA) and additional capital ratios (tangible common equity and Common Equity Tier 1 capital (calculated under the U.S. Basel III standardized approach on a fully phased-in basis)) to provide useful supplemental information regarding the Company's business results and to facilitate the understanding of the Company’s capital structure and for use in assessing and comparing the quality and composition of the Company's capital structure to that of other financial institutions. These presentations should not be viewed as a substitute for results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP financial measures presented by other companies. Please refer to our separate reconciliation of non-GAAP financial measures in our financial supplement.

About MUFG Americas Holdings Corporation

Headquartered in New York, MUFG Americas Holdings Corporation is a financial holding company and bank holding company with total assets of $151.1 billion at September 30, 2016. Its main subsidiaries are MUFG Union Bank, N.A. and MUFG Securities Americas Inc. MUFG Union Bank, N.A. provides an array of financial services to individuals, small businesses, middle-market companies, and major corporations. As of September 30, 2016, MUFG Union Bank, N.A. operated 366 branches, comprised primarily of retail banking branches in the West Coast states, along with commercial branches in Texas, Illinois, New York and Georgia, as well as two international offices. MUFG Securities America Inc. is a registered securities broker-dealer which engages in capital markets origination transactions, private placements, collateralized financings, securities borrow and loan transactions, and domestic and foreign debt and equities securities transactions. MUFG Americas Holdings Corporation is owned by The Bank of Tokyo-Mitsubishi UFJ, Ltd. and Mitsubishi UFJ Financial Group, Inc., one of the world’s leading financial groups. The Bank of Tokyo-Mitsubishi UFJ, Ltd. is a wholly-owned subsidiary of Mitsubishi UFJ Financial Group, Inc. Visit www.unionbank.com or www.mufgamericas.com for more information.

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MUFG Americas Holdings Corporation and Subsidiaries
Financial Highlights (Unaudited)

						Percent Change to
	As of and for the Three Months Ended					September 30, 2016 from
(Dollars in millions)	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2016	September 30, 2015
Results of operations:
Net interest income	$773	$754	$724	$730	$723	3%	7%
Noninterest income	570	565	474	482	450	1	27
Total revenue	1,343	1,319	1,198	1,212	1,173	2	14
Noninterest expense	952	906	968	963	926	5	3
Pre-tax, pre-provision income (1)	391	413	230	249	247	(5)	58
(Reversal of) provision for credit losses	73	(39)	162	192	18	287	306
Income before income taxes and including
noncontrolling interests	318	452	68	57	229	(30)	39
Income tax expense	97	129	18	(14)	62	(25)	56
Net income including noncontrolling interests	221	323	50	71	167	(32)	32
Deduct: Net loss from noncontrolling interests	39	11	12	13	21	255	86
Net income attributable to
MUFG Americas Holdings Corporation (MUAH)	$260	$334	$62	$84	$188	(22)	38

Balance sheet (end of period):
Total assets	$151,099	$147,972	$156,554	$153,070	$151,666	2	—
Total securities	24,116	23,188	23,699	24,517	24,712	4	(2)
Securities borrowed or purchased under resale agreements	21,906	20,363	28,110	31,072	30,530	8	(28)
Total loans held for investment	79,249	81,045	80,906	79,257	78,358	(2)	1
Core deposits (2)	77,392	75,296	74,882	76,094	74,785	3	3
Total deposits	84,643	82,652	89,460	84,300	82,656	2	2
Securities loaned or sold under repurchase agreements	25,582	23,197	27,211	29,141	28,366	10	(10)
Long-term debt	11,427	11,737	13,068	13,648	12,661	(3)	(10)
MUAH stockholders' equity	17,353	17,133	16,684	16,378	16,499	1	5

Balance sheet (period average):
Total assets	$149,056	$149,447	$154,704	$154,470	$150,516	—	(1)
Total securities	23,503	23,341	23,550	24,366	24,157	1	(3)
Securities borrowed or purchased under resale agreements	20,668	24,030	31,698	32,341	30,750	(14)	(33)
Total loans held for investment	80,469	81,542	80,083	79,501	77,840	(1)	3
Earning assets	136,051	137,198	142,153	142,179	138,504	(1)	(2)
Total deposits	84,194	83,621	83,968	83,996	82,482	1	2
Securities loaned or sold under repurchase agreements	23,872	25,338	31,204	30,366	29,120	(6)	(18)
MUAH stockholders' equity	17,311	16,980	16,692	16,639	16,139	2	7

Performance ratios:
Return on average assets (3)	0.70%	0.89%	0.16%	0.22%	0.50%
Return on average MUAH stockholders' equity (3)	6.03	7.87	1.45	2.03	4.66
Return on average MUAH tangible common equity (3) (4)	7.60	9.92	1.94	2.72	6.10
Efficiency ratio (5)	70.88	68.67	80.90	79.45	78.95
Adjusted efficiency ratio (6)	62.46	62.27	73.72	70.33	72.17
Net interest margin (3) (7)	2.29	2.23	2.06	2.07	2.10

Performance ratios excluding MUSA (8):
Return on average assets (3)	0.78%	1.06%	0.18%	0.26%	0.65%
Return on average MUAH stockholders' equity (3)	5.65	7.74	1.36	1.91	4.83
Return on average tangible common equity (3) (4)	7.22	9.86	1.85	2.61	6.36
Efficiency ratio (5)	70.99	68.02	80.11	79.02	77.45
Adjusted efficiency ratio (6)	61.44	60.80	72.14	69.07	70.00
Net interest margin (3) (7)	2.72	2.73	2.65	2.68	2.72

Capital ratios:

Regulatory (9):	U.S. Basel III
Common Equity Tier 1 risk-based capital ratio (10) (11)	14.18%	13.58%	13.33%	13.63%	13.84%
Tier 1 risk-based capital ratio (10) (11)	14.18	13.58	13.33	13.64	13.84
Total risk-based capital ratio (10) (11)	15.89	15.44	15.32	15.56	15.60
Tier 1 leverage ratio (10) (11)	9.83	11.59	11.41	11.40	11.58

Other:
Tangible common equity ratio (12)	9.45%	9.53%	8.70%	8.69%	8.84%
Common Equity Tier 1 risk-based capital ratio (U.S. Basel III standardized approach; fully phased-in) (9) (10) (13)	14.14	13.56	13.31	13.46	13.79

___________________________________________
Refer to Exhibit 19 for footnote explanations.

Exhibit 1

MUFG Americas Holdings Corporation and Subsidiaries
Financial Highlights (Unaudited)

	As of and for the Nine Months Ended		Percent Change to
	September 30,	September 30,	September 30, 2016 from
(Dollars in millions)	2016	2015	September 30, 2015
Results of operations:
Net interest income	$2,251	$2,162	4%
Noninterest income	1,609	1,368	18
Total revenue	3,860	3,530	9
Noninterest expense	2,826	2,784	2
Pre-tax, pre-provision income (1)	1,034	746	39
Provision for credit losses	196	35	460
Income before income taxes and including
noncontrolling interests	838	711	18
Income tax expense	244	183	33
Net income including noncontrolling interests	594	528	13
Deduct: Net loss from noncontrolling interests	62	32	94
Net income attributable to MUAH	$656	$560	17

Balance sheet (end of period):
Total assets	$151,099	$151,666	—
Total securities	24,116	24,712	(2)
Securities borrowed or purchased under resale agreements	21,906	30,530	(28)
Total loans held for investment	79,249	78,358	1
Core deposits (2)	77,392	74,785	3
Total deposits	84,643	82,656	2
Securities loaned or sold under repurchase agreements	25,582	28,366	(10)
Long-term debt	11,427	12,661	(10)
MUAH stockholders' equity	17,353	16,499	5

Balance sheet (period average):
Total assets	$150,996	$151,734	—
Total securities	23,465	23,100	2
Securities borrowed or purchased under resale agreements	25,448	32,558	(22)
Total loans held for investment	80,698	78,415	3
Earning assets	138,459	139,671	(1)
Total deposits	83,928	82,899	1
Securities loaned or sold under repurchase agreements	26,794	31,781	(16)
MUAH stockholders' equity	16,942	15,935	6

Performance ratios:
Return on average assets (3)	0.58%	0.49%
Return on average MUAH stockholders' equity (3)	5.15	4.67
Return on average MUAH tangible common equity (3) (4)	6.54	6.14
Efficiency ratio (5)	73.23	78.88
Adjusted efficiency ratio (6)	65.90	71.70
Net interest margin (3) (7)	2.19	2.08

Performance ratios excluding MUSA (8):
Return on average assets (3)	0.67%	0.61%
Return on average MUAH stockholders' equity (3)	4.94	4.57
Return on average tangible common equity (3) (4)	6.36	6.06
Efficiency ratio (5)	72.84	78.39
Adjusted efficiency ratio (6)	64.61	70.40
Net interest margin (3) (7)	2.70	2.72

___________________________________________
Refer to Exhibit 19 for footnote explanations.

Exhibit 2

MUFG Americas Holdings Corporation and Subsidiaries
Credit Quality (Unaudited)

						Percent Change to
	As of and for the Three Months Ended					September 30, 2016 from
(Dollars in millions)	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2016	September 30, 2015

Credit Data:
(Reversal of) provision for loan losses	$68	$(36)	$158	$168	$23	289%	196%
(Reversal of) provision for losses on unfunded credit commitments	5	(3)	4	24	(5)	267	200
Total (reversal of) provision for credit losses	$73	$(39)	$162	$192	$18	287	306

Net loans charged-off (recovered)	$124	$97	$4	$(6)	$11	28	nm
Nonperforming assets	724	648	974	573	434	12	67
Criticized loans held for investment (14)	2,355	2,862	3,083	2,472	1,661	(18)	42

Credit Ratios:
Allowance for loan losses to:
Total loans held for investment	0.87%	0.92%	1.09%	0.91%	0.70%
Nonaccrual loans	96.08	118.30	92.17	130.86	130.93
Allowance for credit losses to (15):
Total loans held for investment	1.09	1.13	1.30	1.12	0.88
Nonaccrual loans	119.97	144.55	109.86	160.74	164.59
Net loans charged-off (recovered) to average total loans held for investment (3)	0.61	0.48	0.02	(0.03)	0.06
Nonperforming assets to total loans held for investment and Other Real Estate Owned (OREO)	0.91	0.80	1.20	0.72	0.55
Nonperforming assets to total assets	0.48	0.44	0.62	0.37	0.29
Nonaccrual loans to total loans held for investment	0.91	0.78	1.18	0.70	0.54

	As of and for the Nine Months Ended		Percent Change
	September 30,	September 30,	to September 30, 2016
(Dollars in millions)	2016	2015	from September 30, 2015
Credit Data:
Provision for loan losses	$190	$45	322%
(Reversal of) provision for losses on unfunded credit commitments	6	(10)	160
Total provision for credit losses	$196	$35	460%

Net loans charged-off	$225	$34	nm
Credit Ratios:
Net loans charged-off to average total loans held for investment (3)	0.37%	0.06%

________________________________________
Refer to Exhibit 19 for footnote explanations.

Exhibit 3

MUFG Americas Holdings Corporation and Subsidiaries
Consolidated Statements of Income (Unaudited)

	For the Three Months Ended
(Dollars in millions)	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Interest Income
Loans	$711	$719	$706	$705	$696
Securities	122	114	110	124	116
Securities borrowed or purchased under resale
agreements	47	44	50	34	28
Trading assets	50	38	22	13	15
Other	6	4	6	2	5
Total interest income	936	919	894	878	860

Interest Expense
Deposits	49	49	49	50	48
Commercial paper and other short-term borrowings	7	7	3	2	4
Long-term debt	57	63	73	70	63
Securities loaned or sold under repurchase agreements	36	31	32	18	12
Trading liabilities	14	15	13	8	10
Total interest expense	163	165	170	148	137

Net Interest Income	773	754	724	730	723
(Reversal of) provision for credit losses	73	(39)	162	192	18
Net interest income after (reversal of) provision for
credit losses	700	793	562	538	705

Noninterest Income
Service charges on deposit accounts	48	46	49	48	49
Trust and investment management fees	29	30	32	29	27
Trading account activities	25	40	28	24	7
Securities gains, net	23	19	13	6	6
Credit facility fees	27	28	27	29	27
Brokerage commissions and fees	15	25	19	16	17
Card processing fees, net	10	9	9	8	8
Investment banking and syndication fees	113	79	61	62	66
Fees from affiliates (16)	222	258	212	210	189
Other, net	58	31	24	50	54
Total noninterest income	570	565	474	482	450

Noninterest Expense
Salaries and employee benefits	592	572	595	604	596
Net occupancy and equipment	82	79	81	88	83
Professional and outside services	84	81	105	87	82
Software	39	37	37	34	29
Regulatory assessments	22	14	14	13	13
Intangible asset amortization	7	6	7	10	10
Other	126	117	129	127	113
Total noninterest expense	952	906	968	963	926

Income before income taxes and including
noncontrolling interests	318	452	68	57	229
Income tax expense	97	129	18	(14)	62
Net Income including Noncontrolling Interests	221	323	50	71	167
Deduct: Net loss from noncontrolling interests	39	11	12	13	21
Net Income attributable to MUAH	$260	$334	$62	$84	$188
____________________________________________
Refer to Exhibit 19 for footnote explanations.

Exhibit 4

MUFG Americas Holdings Corporation and Subsidiaries
Consolidated Statements of Income (Unaudited)

	For the Nine Months Ended
(Dollars in millions)	September 30, 2016	September 30, 2015
Interest Income
Loans	$2,136	$2,092
Securities	346	339
Securities borrowed or purchased under resale agreements	141	78
Trading assets	110	40
Other	16	10
Total interest income	2,749	2,559

Interest Expense
Deposits	147	150
Commercial paper and other short-term borrowings	17	11
Long-term debt	193	180
Securities loaned or sold under repurchase agreements	99	34
Trading liabilities	42	22
Total interest expense	498	397

Net Interest Income	2,251	2,162
Provision for credit losses	196	35
Net interest income after provision for credit losses	2,055	2,127

Noninterest Income
Service charges on deposit accounts	143	147
Trust and investment management fees	91	82
Trading account activities	93	38
Securities gains, net	55	14
Credit facility fees	82	88
Brokerage commissions and fees	59	63
Card processing fees, net	28	25
Investment banking and syndication fees	253	257
Fees from affiliates (16)	692	553
Other, net	113	101
Total noninterest income	1,609	1,368

Noninterest Expense
Salaries and employee benefits	1,759	1,810
Net occupancy and equipment	242	247
Professional and outside services	270	231
Software	113	86
Regulatory assessments	50	40
Intangible asset amortization	20	32
Other	372	338
Total noninterest expense	2,826	2,784

Income before income taxes and including
noncontrolling interests	838	711
Income tax expense	244	183
Net Income including Noncontrolling Interests	594	528
Deduct: Net loss from noncontrolling interests	62	32
Net Income attributable to MUAH	$656	$560
___________________________________________
Refer to Exhibit 19 for footnote explanations.

Exhibit 5

MUFG Americas Holdings Corporation and Subsidiaries
Consolidated Balance Sheets (Unaudited)

(Dollars in millions except for per share amount)	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Assets
Cash and due from banks	$1,837	$1,766	$1,813	$2,058	$1,824
Interest bearing deposits in banks	3,537	2,306	6,747	2,749	2,993
Federal funds sold	—	10	—	—	4
Total cash and cash equivalents	5,374	4,082	8,560	4,807	4,821
Securities borrowed or purchased under resale agreements	21,906	20,363	28,110	31,072	30,530
Trading account assets	9,405	8,427	5,629	3,734	3,592
Securities available for sale	13,728	12,929	13,094	14,359	14,371
Securities held to maturity	10,388	10,259	10,605	10,158	10,341
Loans held for investment	79,249	81,045	80,906	79,257	78,358
Allowance for loan losses	(691)	(748)	(881)	(723)	(549)
Loans held for investment, net	78,558	80,297	80,025	78,534	77,809
Premises and equipment, net	591	599	666	644	638
Goodwill	3,225	3,225	3,225	3,225	3,225
Other assets	7,924	7,791	6,640	6,537	6,339
Total assets	$151,099	$147,972	$156,554	$153,070	$151,666

Liabilities
Deposits:
Noninterest bearing	$34,186	$32,861	$38,556	$32,463	$31,869
Interest bearing	50,457	49,791	50,904	51,837	50,787
Total deposits	84,643	82,652	89,460	84,300	82,656
Securities loaned or sold under repurchase agreements	25,582	23,197	27,211	29,141	28,366
Commercial paper and other short-term borrowings	5,865	7,137	3,179	3,425	4,771
Long-term debt	11,427	11,737	13,068	13,648	12,661
Trading account liabilities	3,328	3,053	4,375	3,712	4,155
Other liabilities	2,742	2,863	2,367	2,251	2,327
Total liabilities	133,587	130,639	139,660	136,477	134,936

Equity
MUAH stockholders' equity:
Common stock, par value $1 per share:
Authorized 300,000,000 shares; 144,322,280 shares issued and outstanding as of September 30, 2016, June 30, 2016, March 31, 2016, December 31, 2015, and September 30, 2015	144	144	144	144	144
Additional paid-in capital	7,876	7,870	7,878	7,868	7,849
Retained earnings	9,764	9,509	9,178	9,116	9,033
Accumulated other comprehensive loss	(431)	(390)	(516)	(750)	(527)
Total MUAH stockholders' equity	17,353	17,133	16,684	16,378	16,499
Noncontrolling interests	159	200	210	215	231
Total equity	17,512	17,333	16,894	16,593	16,730
Total liabilities and equity	$151,099	$147,972	$156,554	$153,070	$151,666
____________________________________________
Refer to Exhibit 19 for footnote explanations.

Exhibit 6

MUFG Americas Holdings Corporation and Subsidiaries
Net Interest Income (Unaudited)

	For the Three Months Ended
	September 30, 2016			June 30, 2016
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
(Dollars in millions)	Balance	Expense (7)	Rate (3)(7)	Balance	Expense (7)	Rate (3)(7)
Assets
Loans held for investment: (17)
Commercial and industrial	$29,008	$235	3.22%	$30,842	$245	3.20%
Commercial mortgage	15,048	141	3.75	15,095	138	3.66
Construction	2,242	23	4.09	2,211	22	3.92
Lease financing	1,851	15	3.26	1,858	17	3.55
Residential mortgage	28,572	234	3.28	27,770	230	3.31
Home equity and other consumer loans	3,480	44	5.04	3,473	43	4.96
Loans, before purchased credit-impaired loans	80,201	692	3.44	81,249	695	3.42
Purchased credit-impaired loans	268	22	32.11	293	27	36.86
Total loans held for investment	80,469	714	3.54	81,542	722	3.54
Securities	23,503	127	2.16	23,341	119	2.04
Securities borrowed or purchased under resale agreements	20,668	47	0.90	24,030	44	0.73
Interest bearing deposits in banks	3,522	4	0.50	1,683	3	0.55
Federal funds sold	7	—	0.71	11	—	0.53
Trading account assets	7,503	50	2.66	6,384	38	2.40
Other earning assets	379	2	2.34	207	1	2.53
Total earning assets	136,051	944	2.77	137,198	927	2.70
Allowance for loan losses	(757)			(881)
Cash and due from banks	1,864			1,811
Premises and equipment, net	588			645
Other assets (18)	11,310			10,674
Total assets	$149,056			$149,447
Liabilities
Interest bearing deposits:
Transaction and money market accounts	$37,688	29	0.31	$37,517	28	0.30
Savings	5,826	1	0.04	5,742	1	0.04
Time	6,700	19	1.13	7,519	20	1.07
Total interest bearing deposits	50,214	49	0.39	50,778	49	0.39
Commercial paper and other short-term borrowings	6,281	7	0.44	5,319	7	0.49
Securities loaned or sold under repurchase agreements	23,872	36	0.60	25,338	31	0.49
Long-term debt	11,928	57	1.92	12,572	63	2.01
Total borrowed funds	42,081	100	0.95	43,229	101	0.93
Trading account liabilities	2,549	14	2.20	2,836	15	2.09
Total interest bearing liabilities	94,844	163	0.69	96,843	165	0.67
Noninterest bearing deposits	33,980			32,843
Other liabilities (19)	2,733			2,581
Total liabilities	131,557			132,267
Equity
MUAH stockholders' equity	17,311			16,980
Noncontrolling interests	188			200
Total equity	17,499			17,180
Total liabilities and equity	$149,056			$149,447

Net interest income/spread (taxable-equivalent basis)		781	2.08%		762	2.03%
Impact of noninterest bearing deposits			0.18			0.17
Impact of other noninterest bearing sources			0.03			0.03
Net interest margin			2.29			2.23
Less: taxable-equivalent adjustment		8			8
Net interest income		$773			$754
____________________________________________
Refer to Exhibit 19 for footnote explanations.

Exhibit 7

MUFG Americas Holdings Corporation and Subsidiaries
Net Interest Income (Unaudited)

	For the Three Months Ended
	September 30, 2016			September 30, 2015
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
(Dollars in millions)	Balance	Expense (7)	Rate (3)(7)	Balance	Expense (7)	Rate (3)(7)
Assets
Loans held for investment: (17)
Commercial and industrial	$29,008	$235	3.22%	$28,787	$225	3.10%
Commercial mortgage	15,048	141	3.75	13,745	129	3.75
Construction	2,242	23	4.09	2,104	20	3.84
Lease financing	1,851	15	3.26	1,891	16	3.43
Residential mortgage	28,572	234	3.28	27,783	237	3.42
Home equity and other consumer loans	3,480	44	5.04	3,117	35	4.43
Loans, before purchased credit-impaired loans	80,201	692	3.44	77,427	662	3.41
Purchased credit-impaired loans	268	22	32.11	413	36	34.49
Total loans held for investment	80,469	714	3.54	77,840	698	3.58
Securities	23,503	127	2.16	24,157	122	2.00
Securities borrowed or purchased under resale agreements	20,668	47	0.90	30,750	27	0.35
Interest bearing deposits in banks	3,522	4	0.50	2,274	1	0.22
Federal funds sold	7	—	0.71	19	—	0.28
Trading account assets	7,503	50	2.66	2,979	15	1.99
Other earning assets	379	2	2.34	485	4	3.20
Total earning assets	136,051	944	2.77	138,504	867	2.49
Allowance for loan losses	(757)			(541)
Cash and due from banks	1,864			1,905
Premises and equipment, net	588			638
Other assets (18)	11,310			10,010
Total assets	$149,056			$150,516
Liabilities
Interest bearing deposits:
Transaction and money market accounts	$37,688	29	0.31	$37,531	27	0.29
Savings	5,826	1	0.04	5,687	1	0.06
Time	6,700	19	1.13	8,058	20	1.01
Total interest bearing deposits	50,214	49	0.39	51,276	48	0.38
Commercial paper and other short-term borrowings	6,281	7	0.44	5,828	4	0.23
Securities loaned or sold under repurchase agreements	23,872	36	0.60	29,120	12	0.17
Long-term debt	11,928	57	1.92	10,625	63	2.35
Total borrowed funds	42,081	100	0.95	45,573	79	0.69
Trading account liabilities	2,549	14	2.20	3,415	10	1.20
Total interest bearing liabilities	94,844	163	0.69	100,264	137	0.54
Noninterest bearing deposits	33,980			31,206
Other liabilities (19)	2,733			2,703
Total liabilities	131,557			134,173
Equity
MUAH stockholders' equity	17,311			16,139
Noncontrolling interests	188			204
Total equity	17,499			16,343
Total liabilities and equity	$149,056			$150,516

Net interest income/spread (taxable-equivalent basis)		781	2.08%		730	1.95%
Impact of noninterest bearing deposits			0.18			0.13
Impact of other noninterest bearing sources			0.03			0.02
Net interest margin			2.29			2.10
Less: taxable-equivalent adjustment		8			7
Net interest income		$773			$723
____________________________________________
Refer to Exhibit 19 for footnote explanations.

Exhibit 8

MUFG Americas Holdings Corporation and Subsidiaries
Net Interest Income (Unaudited)

	For the Nine Months Ended
	September 30, 2016			September 30, 2015
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
(Dollars in millions)	Balance	Expense (7)	Rate (3)(7)	Balance	Expense (7)	Rate (3)(7)
Assets
Loans held for investment: (17)
Commercial and industrial	$30,090	$752	3.34%	$28,761	$666	3.09%
Commercial mortgage	14,877	388	3.48	13,835	380	3.66
Construction	2,242	60	3.54	2,001	55	3.68
Lease financing	1,866	47	3.32	1,935	48	3.34
Residential mortgage	27,905	695	3.32	28,312	723	3.41
Home equity and other consumer loans	3,423	127	4.95	3,106	100	4.32
Loans, before purchased credit-impaired loans	80,403	2,069	3.43	77,950	1,972	3.38
Purchased credit-impaired loans	295	74	33.30	465	124	35.55
Total loans held for investment	80,698	2,143	3.54	78,415	2,096	3.57
Securities	23,465	361	2.05	23,100	353	2.04
Securities borrowed or purchased under resale agreements	25,448	141	0.74	32,558	78	0.32
Interest bearing deposits in banks	2,542	10	0.52	2,570	5	0.23
Federal funds sold	20	—	0.55	11	—	0.28
Trading account assets	5,952	110	2.47	2,727	40	1.96
Other earning assets	334	6	2.46	290	5	2.44
Total earning assets	138,459	2,771	2.67	139,671	2,577	2.46
Allowance for loan losses	(789)			(541)
Cash and due from banks	1,856			1,920
Premises and equipment, net	625			631
Other assets (18)	10,845			10,053
Total assets	$150,996			$151,734
Liabilities
Interest bearing deposits:
Transaction and money market accounts	$37,853	86	0.30	$38,402	87	0.30
Savings	5,761	2	0.05	5,609	2	0.06
Time	7,263	59	1.09	8,519	61	0.96
Total interest bearing deposits	50,877	147	0.39	52,530	150	0.38
Commercial paper and other short-term borrowings	4,922	17	0.45	5,571	11	0.26
Securities loaned or sold under repurchase agreements	26,794	99	0.49	31,781	34	0.15
Long-term debt	12,761	193	2.02	10,064	180	2.38
Total borrowed funds	44,477	309	0.92	47,416	225	0.63
Trading account liabilities	2,699	42	2.08	2,340	22	1.27
Total interest bearing liabilities	98,053	498	0.68	102,286	397	0.52
Noninterest bearing deposits	33,051			30,369
Other liabilities (19)	2,763			2,928
Total liabilities	133,867			135,583
Equity
MUAH stockholders' equity	16,942			15,935
Noncontrolling interests	187			216
Total equity	17,129			16,151
Total liabilities and equity	$150,996			$151,734

Net interest income/spread (taxable-equivalent basis)		2,273	1.99%		2,180	1.94%
Impact of noninterest bearing deposits			0.17			0.12
Impact of other noninterest bearing sources			0.03			0.02
Net interest margin			2.19			2.08
Less: taxable-equivalent adjustment		22			18
Net interest income		$2,251			$2,162
____________________________________________
Refer to Exhibit 19 for footnote explanations.

Exhibit 9

MUFG Americas Holdings Corporation and Subsidiaries
Loans and Nonperforming Assets (Unaudited)

(Dollars in millions)	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015

Loans held for investment (period end)
Loans held for investment:
Commercial and industrial	$27,618	$29,789	$30,681	$30,214	$28,987
Commercial mortgage	14,937	15,144	14,920	13,904	13,943
Construction	2,257	2,255	2,251	2,297	2,120
Lease financing	1,840	1,878	1,870	1,911	1,940
Total commercial portfolio	46,652	49,066	49,722	48,326	46,990

Residential mortgage	28,781	28,244	27,495	27,344	27,856
Home equity and other consumer loans	3,559	3,459	3,385	3,251	3,124
Total consumer portfolio	32,340	31,703	30,880	30,595	30,980
Loans held for investment, before purchased credit-impaired loans	78,992	80,769	80,602	78,921	77,970
Purchased credit-impaired loans	257	276	304	336	388

Total loans held for investment	$79,249	$81,045	$80,906	$79,257	$78,358

Nonperforming Assets (period end)
Nonaccrual loans:
Commercial and industrial	$486	$396	$702	$284	$138
Commercial mortgage	31	26	30	37	40
Total commercial portfolio	517	422	732	321	178

Residential mortgage	172	177	186	190	201
Home equity and other consumer loans	26	28	32	35	32
Total consumer portfolio	198	205	218	225	233

Nonaccrual loans, before purchased credit-impaired loans	715	627	950	546	411
Purchased credit-impaired loans	4	5	6	6	8
Total nonaccrual loans	719	632	956	552	419

OREO	5	16	18	21	15

Total nonperforming assets	$724	$648	$974	$573	$434

Loans 90 days or more past due and still accruing (20)	$10	$2	$6	$2	$4

__________________________________________
Refer to Exhibit 19 for footnote explanations.

Exhibit 10

MUFG Americas Holdings Corporation and Subsidiaries
Allowance for Credit Losses (Unaudited)

	As of and for the Three Months Ended
(Dollars in millions)	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015

Analysis of Allowance for Credit Losses
Allowance for loan losses, beginning of period	$748	$881	$723	$549	$538
(Reversal of) provision for loan losses	68	(36)	158	168	23
Other	(1)	—	4	—	(1)
Loans charged-off:
Commercial and industrial	(66)	(46)	(8)	—	(11)
Commercial and industrial - transfer to held for sale	(60)	(51)	—	—	—
Commercial mortgage	—	—	—	—	—
Total commercial portfolio	(126)	(97)	(8)	—	(11)
Residential mortgage	2	—	1	—	—
Home equity and other consumer loans	(4)	(2)	(2)	(1)	(1)
Total consumer portfolio	(2)	(2)	(1)	(1)	(1)
Purchased credit-impaired loans	—	—	—	(1)	(3)
Total loans charged-off	(128)	(99)	(9)	(2)	(15)
Recoveries of loans previously charged-off:
Commercial and industrial	2	2	1	7	2
Commercial mortgage	1	—	3	—	1
Total commercial portfolio	3	2	4	7	3
Home equity and other consumer loans	—	—	1	—	1
Total consumer portfolio	—	—	1	—	1
Purchased credit-impaired loans	1	—	—	1	—
Total recoveries of loans previously charged-off	4	2	5	8	4
Net loans (charged-off) recovered	(124)	(97)	(4)	6	(11)
Ending balance of allowance for loan losses	691	748	881	723	549
Allowance for losses on unfunded credit commitments	171	166	169	165	141
Total allowance for credit losses	$862	$914	$1,050	$888	$690

Exhibit 11

MUFG Americas Holdings Corporation and Subsidiaries
Securities (Unaudited)

Securities Available for Sale

	September 30, 2016		June 30, 2016		Fair Value	Fair Value
	Amortized	Fair	Amortized	Fair	Change from	% Change from
(Dollars in millions)	Cost	Value	Cost	Value	June 30, 2016	June 30, 2016
Asset Liability Management securities:
U.S. Treasury	$1,638	$1,642	$155	$159	$1,483	nm
Residential mortgage-backed securities:
U.S. government agency and government-sponsored agencies	6,284	6,321	6,009	6,052	269	4%
Privately issued	297	299	245	248	51	21
Privately issued - commercial mortgage-backed securities	1,020	1,058	1,474	1,527	(469)	(31)
Collateralized loan obligations	2,713	2,709	3,267	3,238	(529)	(16)
Other	7	7	7	7	—	—
Asset Liability Management securities	11,959	12,036	11,157	11,231	805	7
Other debt securities:
Direct bank purchase bonds	1,543	1,568	1,547	1,575	(7)	—
Other	114	116	114	116	—	—
Equity securities	6	8	6	7	1	14
Total securities available for sale	$13,622	$13,728	$12,824	$12,929	$799	6%

Securities Held to Maturity

	September 30, 2016		June 30, 2016		Carrying Amount	Carrying Amount
	Carrying	Fair	Carrying	Fair	Change from	% Change from
(Dollars in millions)	Amount (21)	Value	Amount (21)	Value	June 30, 2016	June 30, 2016
U.S. Treasury	$491	$502	$490	$505	$1	—%
U.S. government agency and government-sponsored agencies-residential mortgage-backed securities	8,277	8,441	8,126	8,329	151	2
U.S. government agency and government-sponsored agencies-commercial mortgage-backed securities	1,620	1,706	1,643	1,739	(23)	(1)
Total securities held to maturity	$10,388	$10,649	$10,259	$10,573	$129	1%
___________________________________________
Refer to Exhibit 19 for footnote explanations.

Exhibit 12

MUFG Americas Holdings Corporation and Subsidiaries
Reconciliation of Non-GAAP Measures (Unaudited)

The following table presents a reconciliation between certain Generally Accepted Accounting Principles (GAAP) amounts and specific non-GAAP measures as used to compute selected non-GAAP financial ratios.

	As of and for the Three Months Ended
(Dollars in millions)	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015

Net income attributable to MUAH	$260	$334	$62	$84	$188
Add: intangible asset amortization, net of tax	4	4	4	6	6
Net income attributable to MUAH, excluding intangible asset amortization (a)	$264	$338	$66	$90	$194

Average MUAH stockholders' equity	$17,311	$16,980	$16,692	$16,639	$16,139
Less: Goodwill	3,225	3,225	3,225	3,225	3,225
Less: Intangible assets, except mortgage servicing rights (MSRs)	193	179	186	194	208
Less: Deferred tax liabilities related to goodwill and intangible assets	(50)	(48)	(44)	(39)	(40)
Average tangible common equity (b)	$13,943	$13,624	$13,325	$13,259	$12,746
Return on average MUAH tangible common equity (3) (4) (a)/(b)	7.60%	9.92%	1.94%	2.72%	6.10%

Noninterest expense	$952	$906	$968	$963	$926
Less: Staff costs associated with fees from affiliates - support services	139	137	139	138	128
Less: Foreclosed asset expense and other credit costs	1	—	(1)	—	3
Less: Productivity initiative costs	18	4	12	41	3
Less: Low income housing credit (LIHC) investment amortization expense	2	2	1	6	5
Less: Expenses of the LIHC consolidated VIEs	40	11	12	13	14
Less: Merger and business integration costs	3	5	5	6	8
Less: Net adjustments related to privatization transaction	4	5	5	8	8
Less: Intangible asset amortization	3	2	3	3	2
Less: Contract termination fee	(2)	—	—	—	—
Noninterest expense, as adjusted (c)	$744	$740	$792	$748	$755

Total revenue	$1,343	$1,319	$1,198	$1,212	$1,173
Add: Net interest income taxable-equivalent adjustment	8	8	6	7	7
Less: Fees from affiliates - support services	150	147	149	149	138
Less: Accretion related to privatization-related fair value adjustments	2	3	5	2	3
Less: Other credit costs	4	(9)	(13)	4	(8)
Less: Impairment on private equity investments	3	—	(12)	1	—
Total revenue, as adjusted (d)	$1,192	$1,186	$1,075	$1,063	$1,047
Adjusted efficiency ratio (c)/(d) (6)	62.46%	62.27%	73.72%	70.33%	72.17%

____________________________________________
Refer to Exhibit 19 for footnote explanations.

Exhibit 13

MUFG Americas Holdings Corporation and Subsidiaries
Reconciliation of Non-GAAP Measures (Unaudited)

The following table presents a reconciliation between certain Generally Accepted Accounting Principles (GAAP) amounts and specific non-GAAP measures as used to compute selected non-GAAP financial ratios.

	As of and for the Three Months Ended
(Dollars in millions)	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Total MUAH stockholders' equity	$17,353	$17,133	$16,684	$16,378	$16,499
Less: Goodwill	3,225	3,225	3,225	3,225	3,225
Less: Intangible assets, except MSRs	224	175	182	190	199
Less: Deferred tax liabilities related to goodwill and intangible assets	(52)	(48)	(49)	(39)	(39)
Tangible common equity (e)	$13,956	$13,781	$13,326	$13,002	$13,114
Total assets	$151,099	$147,972	$156,554	$153,070	$151,666
Less: Goodwill	3,225	3,225	3,225	3,225	3,225
Less: Intangible assets, except MSRs	224	175	182	190	199
Less: Deferred tax liabilities related to goodwill and intangible assets	(52)	(48)	(49)	(39)	(39)
Tangible assets (f)	$147,702	$144,620	$153,196	$149,694	$148,281
Tangible common equity ratio (e)/(f) (12)	9.45%	9.53%	8.70%	8.69%	8.84%

Common Equity Tier 1 capital under U.S. Basel III (standardized transitional) (g)	$14,426	$13,233	$12,936	$12,920	$12,834
Other	(55)	(38)	(40)	(61)	(67)
Common Equity Tier 1 capital estimated under U.S. Basel III (standardized approach; fully phased-in) (h)	$14,371	$13,195	$12,896	$12,859	$12,767
Risk-weighted assets, estimated under U.S. Basel III (standardized transitional) (i)	$101,763	$97,412	$97,011	$94,775	$92,729
Add: Adjustments	(142)	(118)	(122)	756	(160)
Total risk-weighted assets, estimated under U.S. Basel III (standardized approach; fully phased-in) (j)	$101,621	$97,294	$96,889	$95,531	$92,569
Common Equity Tier 1 risk-based capital ratio (U.S. Basel III standardized approach; fully phased-in) (h)/(j) (9) (10) (13)	14.14%	13.56%	13.31%	13.46%	13.79%
____________________________________________
Refer to Exhibit 19 for footnote explanations.

Exhibit 14

MUFG Americas Holdings Corporation and Subsidiaries
Reconciliation of Non-GAAP Measures (Unaudited)

The following table presents a reconciliation between certain Generally Accepted Accounting Principles (GAAP) amounts and specific non-GAAP measures as used to compute selected non-GAAP financial ratios.

	As of and for the Nine Months Ended
	September 30,	September 30,
(Dollars in millions)	2016	2015

Net income attributable to MUAH	$656	$560
Add: Intangible asset amortization, net of tax	12	20
Net income attributable to MUAH, excluding intangible asset amortization (a)	$668	$580

Average MUAH stockholders' equity	$16,942	$15,935
Less: Goodwill	3,225	3,225
Less: Intangible assets, except MSRs	186	218
Less: Deferred tax liabilities related to goodwill and intangible assets	(47)	(55)
Average tangible common equity (b)	$13,578	$12,547
Return on average MUAH tangible common equity (3) (4) (a)/(b)	6.54%	6.14%

Noninterest expense	$2,826	$2,784
Less: Staff costs associated with fees from affiliates - support services	415	363
Less: Foreclosed asset expense and other credit costs	—	4
Less: Productivity initiative costs	34	33
Less: Low income housing credit (LIHC) investment amortization expense	5	9
Less: Expenses of the LIHC consolidated VIEs	63	32
Less: Merger and business integration costs	13	23
Less: Net adjustments related to privatization transaction	14	23
Less: Intangible asset amortization	8	10
Less: Contract termination fee	(2)	23
Noninterest expense, as adjusted (c)	$2,276	$2,264

Total revenue	$3,860	$3,530
Add: Net interest income taxable-equivalent adjustment	22	18
Less: Fees from affiliates - support services	446	393
Less: Accretion related to privatization-related fair value adjustments	10	6
Less: Other credit costs	(18)	(4)
Less: Impairment on private equity investments	(9)	(5)
Total revenue, as adjusted (d)	$3,453	$3,158
Adjusted efficiency ratio (c)/(d) (6)	65.90%	71.70%

____________________________________________
Refer to Exhibit 19 for footnote explanations.

Exhibit 15

MUFG Americas Holdings Corporation and Subsidiaries
Reconciliation of Non-GAAP Measures (Unaudited)

The following table presents a reconciliation between certain Generally Accepted Accounting Principles (GAAP) amounts and specific non-GAAP measures as used to compute selected non-GAAP financial ratios.

	As of and for the Three Months Ended
(Dollars in millions)	September 30, 2016	June 30, 2016	March 31, 2016		December 31, 2015		September 30, 2015
Performance ratios excluding MUSA (8):
Net income attributable to MUAH	$260	$334	$62		$84		$188
Less: Net income attributable to MUSA	26	19	5		8		(1)
MUAH net income, excluding MUSA (k)	234	315	57		76		189

Average total assets	$149,056	$149,447	$154,704		$154,470		$150,516
Less: Average total assets attributable to MUSA	28,696	30,395	36,088		35,792		34,241
Average total assets excluding MUSA (l)	$120,360	$119,052	$118,616		$118,678		$116,275
Return on average assets, excluding MUSA (3) (k)/(l)	0.78%	1.06%	0.18%		0.26%		0.65%

Average MUAH stockholders' equity	$17,311	$16,980	$16,692		$16,639		$16,139
Less: Average MUSA stockholder's equity	671	678	633		627		426
Average MUAH stockholders' equity, excluding MUSA (m)	16,640	16,302	16,059		16,012		15,713
Return on average MUAH stockholders' equity, excluding MUSA (3) (k)/(m)	5.65%	7.74%	1.36%		1.91%		4.83%

Net income attributable to MUAH, excluding intangible asset amortization	$264	$338	$66		$90		$194
Less: Net income attributable to MUSA	26	19	5		8		(1)
Net income attributable to MUAH excluding MUSA and intangible asset amortization (n)	$238	$319	$61		$82		$195

Average MUAH tangible common equity	$13,943	$13,624	$13,325		$13,259		$12,746
Less: Average MUSA stockholder's equity	671	678	633		627		426
Average tangible common equity, excluding MUSA (o)	$13,272	$12,946	$12,692		$12,632		$12,320
Return on average tangible common equity, excluding MUSA (3) (4) (n)/(o)	7.22%	9.86%	1.85%		2.61%		6.36%

Noninterest expense	$952	$906	$968		$963		$926
Less: Noninterest expense attributable to MUSA	99	92	87		70		71
Noninterest expense, excluding MUSA (p)	$853	$814	$881		$893		$855

Total revenue	$1,343	$1,319	$1,198		$1,212		$1,173
Less: Total revenue attributable to MUSA	142	123	96		82		69
Total revenue, excluding MUSA (q)	$1,201	$1,196	$1,102		$1,130		$1,104
Efficiency ratio, excluding MUSA (5) (p)/(q)	70.99%	68.02%	80.11%		79.02%		77.45%

Noninterest expense, as adjusted	$744	$740	$792		$748		$755
Less: noninterest expense attributable to MUSA	99	92	87		70		71
Noninterest expense, as adjusted excluding MUSA (r)	$645	$648	$705		$678		$684

Total revenue, as adjusted	$1,192	$1,186	$1,075		$1,063		$1,047
Less: revenue attributable to MUSA	142	123	96		82		69
Total revenue, as adjusted excluding MUSA (s)	$1,050	$1,063	$979	—	$981	—	$978
Adjusted efficiency ratio excluding MUSA (6) (r)/(s)	61.44%	60.80%	72.14%		69.07%		70.00%

____________________________________________
Refer to Exhibit 19 for footnote explanations.

Exhibit 16

MUFG Americas Holdings Corporation and Subsidiaries
Reconciliation of Non-GAAP Measures (Unaudited)

The following table presents a reconciliation between certain Generally Accepted Accounting Principles (GAAP) amounts and specific non-GAAP measures as used to compute selected non-GAAP financial ratios.

	As of and for the Nine Months Ended
(Dollars in millions)	September 30, 2016	September 30, 2015
Performance ratios excluding MUSA (8):
Net income attributable to MUAH	$656	$560
Less: Net income attributable to MUSA	50	27
MUAH net income, excluding MUSA (k)	606	533

Average total assets	$150,996	$151,734
Less: Average total assets attributable to MUSA	31,715	35,672
Average total assets excluding MUSA (l)	$119,281	$116,062
Return on average assets, excluding MUSA (3) (k)/(l)	0.67%	0.61%

Average MUAH stockholders' equity	$16,942	$15,935
Less: Average MUSA stockholder's equity	661	416
Average MUAH stockholders' equity, excluding MUSA (m)	16,281	15,519
Return on average MUAH stockholders' equity, excluding MUSA (3) (k)/(m)	4.94%	4.57%

Net income attributable to MUAH, excluding intangible asset amortization	$668	$580
Less: Net income attributable to MUSA	50	27
Net income attributable to MUAH excluding MUSA and intangible asset amortization (n)	$618	$553

Average tangible common equity	$13,578	$12,547
Less: Average MUSA stockholder's equity	661	416
Average tangible common equity, excluding MUSA (o)	$12,917	$12,131
Return on average tangible common equity, excluding MUSA (3) (4) (n)/(o)	6.36%	6.06%

Noninterest expense	$2,826	$2,784
Less: Noninterest expense attributable to MUSA	278	245
Noninterest expense, excluding MUSA (p)	$2,548	$2,539

Total revenue	$3,860	$3,530
Less: Total revenue attributable to MUSA	361	290
Total revenue, excluding MUSA (q)	$3,499	$3,240
Efficiency ratio, excluding MUSA (5) (p)/(q)	72.84%	78.39%

Noninterest expense, as adjusted	$2,276	$2,264
Less: noninterest expense attributable to MUSA	278	245
Noninterest expense, as adjusted excluding MUSA (r)	$1,998	$2,019

Total revenue, as adjusted	$3,453	$3,158
Less: revenue attributable to MUSA	361	290
Total revenue, as adjusted excluding MUSA (s)	$3,092	$2,868
Adjusted efficiency ratio excluding MUSA (6) (r)/(s)	64.61%	70.40%

____________________________________________
Refer to Exhibit 19 for footnote explanations.

Exhibit 17

MUFG Americas Holdings Corporation and Subsidiaries
Reconciliation of Non-GAAP Measures (Unaudited)

The following table presents a reconciliation between certain Generally Accepted Accounting Principles (GAAP) amounts and specific non-GAAP measures as used to compute selected non-GAAP financial ratios.

	As of and for the Three Months Ended
(Dollars in millions)	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Performance ratios excluding MUSA (8):
Net interest income (taxable-equivalent basis)	$781	$762	$730	$737	$730
Less: Net interest income (taxable-equivalent basis) attributable to MUSA	46	35	25	20	17
Net interest income (taxable-equivalent basis) excluding MUSA (t)	$735	$727	$705	$717	$713
Total average earnings assets	$136,051	$137,198	$142,153	$142,179	$138,504
Less: Total average earnings assets attributable to MUSA	28,115	30,343	35,577	35,517	33,926
Total average earnings assets excluding MUSA (u)	$107,936	$106,855	$106,576	$106,662	$104,578
Net interest margin excluding MUSA (t)/(u) (3)	2.72%	2.73%	2.65%	2.68%	2.72%

	As of and for the Nine Months Ended
	September 30,	September 30,
(Dollars in millions)	2016	2015
Net interest income (taxable-equivalent basis)	$2,273	$2,180
Less: Net interest income (taxable-equivalent basis) attributable to MUSA	106	52
Net interest income (taxable-equivalent basis) excluding MUSA (v)	$2,167	$2,128
Total average earnings assets	$138,459	$139,671
Less: Total average earnings assets attributable to MUSA	31,333	35,583
Total average earnings assets excluding MUSA (w)	$107,126	$104,088
Net interest margin excluding MUSA (v)/(w) (3)	2.70%	2.72%

____________________________________________
Refer to Exhibit 19 for footnote explanations.

Exhibit 18

MUFG Americas Holdings Corporation and Subsidiaries
Footnotes

(1)
Pre-tax, pre-provision income is total revenue less noninterest expense. Management believes that this is a useful financial measure because it enables investors and others to assess the Company's ability to generate capital to cover credit losses through a credit cycle.

(2)	Core deposits exclude brokered deposits, foreign time deposits, domestic time deposits greater than $250,000 and certain other deposits not considered to be core customer relationships.

(3)	Annualized.

(4)
Return on tangible common equity is net income excluding intangible asset amortization divided by average tangible common equity. Management believes that this ratio provides useful supplemental information regarding the Company's business results. The methodology for determining tangible common equity may differ among companies. Please refer to Exhibits 13,15,16 and 17 for reconciliations between certain GAAP amounts and these non-GAAP measures.

(5)	The efficiency ratio is total noninterest expense as a percentage of total revenue (net interest income and noninterest income).

(6)
The adjusted efficiency ratio, a non-GAAP financial measure, is adjusted noninterest expense (noninterest expense excluding staff costs associated with fees from affiliates - support services, foreclosed asset expense and other credit costs, certain costs related to productivity initiatives, LIHC investment amortization expense, expenses of the LIHC consolidated variable interest entities, merger and business integration costs, privatization-related expenses, intangible asset amortization, and a contract termination fee) as a percentage of adjusted total revenue (net interest income (taxable-equivalent basis) and noninterest income), excluding the impact of fees from affiliates - support services, productivity initiatives related to the sale of certain premises, accretion related to privatization-related fair value adjustments, other credit costs and impairment on private equity investments. Management discloses the adjusted efficiency ratio as a measure of the efficiency of our operations, focusing on those costs most relevant to our business activities. Please refer to Exhibits 13,15,16 and 17 for reconciliations between certain GAAP amounts and these non-GAAP measures.

(7)
Yields, interest income and net interest margin are presented on a taxable-equivalent basis using the federal statutory tax rate of 35%. Beginning in the second quarter of 2016, the effect of interest rate hedges on commercial loans was reflected in each loan category. Previously, the entire effect of interest rate hedges was included in commercial and industrial interest income. Prior period amounts have been reclassified to conform to the current presentation.

(8)
These performance ratios exclude MUFG Securities Americas Inc. (MUSA), MUAH's broker-dealer subsidiary. Management believes these ratios provide useful supplemental information regarding the Company's business results. Please refer to exhibits 16, 17, and 18 for reconciliations between certain GAAP amounts and these non-GAAP measures.

(9)
Ratios calculated at September 30, 2016 reflect the designation of MUAH as the U.S. Intermediate Holding Company (IHC) of MUFG on July 1, 2016. Prior period ratios have not been revised to include the transferred IHC entities.

(10)	Preliminary as of September 30, 2016.

(11)	These capital ratios are calculated in accordance with the transition guidelines set forth in the U.S. federal banking agencies' final U.S. Basel III regulatory capital rules.

(12)
The tangible common equity ratio, a non-GAAP financial measure, is calculated as tangible common equity divided by tangible assets. The methodology for determining tangible common equity may differ among companies. The tangible common equity ratio facilitates the understanding of the Company's capital structure and is used to assess and compare the quality and composition of the Company's capital structure to other financial institutions. Please refer to Exhibit 14 for a reconciliation between certain GAAP amounts and these non-GAAP measures.

(13)
Common Equity Tier 1 risk-based capital (standardized, fully phased-in basis) is a non-GAAP financial measure that is used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies as if the transition provisions of the U.S. Basel III rules were fully phased in for the periods in which the ratio is disclosed.  Management reviews this ratio, which excludes accumulated other comprehensive loss, along with other measures of capital as part of its financial analyses and has included this non-GAAP information because of current interest in such information by market participants. Please refer to Exhibit 14 for a reconciliation between certain GAAP amounts and these non-GAAP measures.

(14)
Criticized loans held for investment reflects loans in the commercial portfolio segment that are monitored for credit quality based on internal ratings. Amounts exclude small business loans, which are monitored by business credit score and delinquency status.

(15)
The allowance for credit losses ratios include the allowances for loan losses and for losses on unfunded credit commitments as a percentage of end of period total loans held for investment or total nonaccrual loans, as appropriate.

(16)
Fees from affiliates represent income from BTMU pursuant to a master services agreement whereby the Bank provides BTMU with support services for its U.S. branch banking operations in exchange for fee income.

(17)
Average balances on loans held for investment include all nonaccrual loans. The amortized portion of net loan origination fees (costs) is included in interest income on loans, representing an adjustment to the yield.

(18)	Includes noninterest bearing trading account assets.

(19)	Includes noninterest bearing trading account liabilities.

(20)
Excludes loans totaling $13 million, $16 million, $28 million, $16 million, and $30 million that are 90 days or more past due and still accruing at September 30, 2016, June 30, 2016, March 31, 2016, December 31, 2015, and September 30, 2015, respectively, which consist of loans accounted for within loan pools in accordance with the accounting standards for purchased credit-impaired loans. The past due status of individual loans within the pools is not a meaningful indicator of credit quality, as potential credit losses are measured at the loan pool level.

(21)
Carrying amount reflects amortized cost except for balances transferred from available for sale to held to maturity securities. Those balances reflect amortized cost plus any unrealized gains or losses at the date of transfer.

nm = not meaningful

Exhibit 19